UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):   May 29, 2007
DIEBOLD, INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction Identification Number)	(Commission File Number) of incorporation)	(IRS Employer

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (330) 490-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 29, 2007, Michael R. Moore stepped down as the principal accounting officer of Diebold, Incorporated (the “Company”) and assumed a new role as vice president, corporate finance. Leslie A. Pierce will be replacing Mr. Moore as principal accounting officer, and was named vice president and corporate controller. Ms. Pierce joined the Company in 1990 and has held various leadership roles within the Company’s finance and accounting organizations, including vice president of accounting, compliance and external reporting. A copy of the press release, dated May 30, 2007, announcing such actions is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release of Diebold, Incorporated dated May 30, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED
Date: May 30, 2007	By:	/s/ Kevin J. Krakora
Kevin J. Krakora
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Diebold, Incorporated dated May 30, 2007.